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                               STI CLASSIC FUNDS

                    STI CLASSIC VIRGINIA MUNICIPAL BOND FUND

      STI CLASSIC BOND AND MONEY MARKET FUNDS I SHARES (FORMERLY T SHARES)
        STI CLASSIC BOND FUNDS A SHARES AND C SHARES (FORMERLY L SHARES)

                         SUPPLEMENT DATED JUNE 8, 2006
                     TO THE PROSPECTUS DATED AUGUST 1, 2005

     On May 9, 2006, the Board of Trustees (the "Board") of STI Classic Funds (the "Trust"), including a majority of the Independent Trustees, approved the reorganization of the STI Classic Virginia Municipal Bond Fund (the "Fund") into the STI Classic Virginia Intermediate Municipal Bond Fund (the "Acquiring Fund"), a separate series of the Trust.

     After careful consideration, the Board determined the reorganization to be in the best interests of the Fund's shareholders. Among the factors considered by the Board were:

     - the Fund's investment objective, policies and strategies are substantially identical to those of the Acquiring Fund;

     - the contractual advisory fees of the Fund and the Acquiring Fund are the same;

     - the Acquiring Fund's expense ratio is lower than the Fund's;

     - the potential economies of scale resulting from the reorganization; and

     - the reorganization is expected to be a tax-free event to shareholders.

     The reorganization is expected to be effective at the close of business on or about July 31, 2006. At that time, each shareholder of the Fund will become a shareholder of the Acquiring Fund, and will receive shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

     Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SP-ACIB-060706